SUPPLEMENT DATED JANUARY 5, 2016 TO
                      THE PROSPECTUS DATED AUGUST 4, 2015

                          ELKHORN UNIT TRUST, SERIES 5

           Elkhorn CAP-X Achievers Portfolio, Series 2 (the "Trust")
                              File No. 333-204680


     Pursuant to Section 3.07(v) of the Trust's Standard Terms and Conditions dated January 13, 2015, Elkhorn Investments, LLC, as supervisor, has instructed The Bank of New York Mellon, as trustee, to liquidate the Trust's holdings in RCS Capital Corp. due to credit concerns. As a result, that security has been removed from the portfolio and the proceeds of the sale have been deposited into the Trust's capital account and will be used to pay Trust expenses or near-term redemptions. To the extent that the proceeds are not used for these purposes, the remaining proceeds will be distributed to shareholders on the next distribution date.

                       Please keep for future reference.